UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Semiannual report 5 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets Income Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17
Shareholder meeting results	40

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 15, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Emerging Markets Income Fund 15% (27/186) for the 1-year period as of 6/30/14, in the Emerging Markets Hard Currency Debt Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Putnam Emerging Markets Income Fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

As of May 31, 2014, the fund was invested in the debt securities of 35 countries across Asia, Africa, Eastern Europe, and Latin America.

● Country exposures as of May 31, 2014.

2 Emerging Markets Income Fund

Diversification benefits

The most established form of emerging-market debt (EMD) investing — hard (or developed-market) currency debt — is just one area of potential opportunity. Another is local currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

The fund's investment universe

Hard-currency sovereign debt
The most established form of emerging-market debt
Putnam Emerging Markets Income Fund
Corporate debt
Active management in both hard and local currency offers significant return opportunities
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

Kevin F. Murphy
Portfolio Manager
Putnam Emerging Markets Income Fund

Emerging Markets Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Emerging Markets Income Fund (PEMWX)
Fund's benchmark
Putnam Emerging Markets Income Blended Index (Equal Weighted)*
Fund's Lipper peer group average
Emerging Markets Hard Currency Debt Funds
1.28
1.10
-0.03
3.07
3.07
2.83
7.12
6.64
6.95
LIFE OF FUND (since 3/27/13)
1 YEAR
6 MONTHS†

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Returns for the six-month period are not annualized, but cumulative.

4     Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Kevin F. Murphy

Could you describe the general environment for emerging-market debt [EMD] during the six-month period ended May 31, 2014?

While emerging-market assets posted a small positive return in December, they posted a large negative return in January amid significant outflows. But a number of factors outside the emerging markets had a sizable positive impact on EMD for the remainder of the period, particularly macroeconomic developments in the United States.

Heading into 2014, U.S. growth was held back due to unusually harsh winter weather, and interest rates, which were widely expected to begin to rise, actually declined. These factors eventually acted as a tailwind for EMD, which rallied from February through the end of the period, and was one of the best-performing asset classes in May. Largely because of our benchmark-relative overweights and underweights, as well as our currency strategy, Putnam Emerging Markets Income Fund edged ahead of its benchmark for the period.

What is the fund’s approach to investing in EMD?

The fund focuses on three types of EMD. The first is sovereign, or government, debt denominated in U.S. dollars [also called external debt]. The second is government debt that is denominated in local currencies [local debt]. And the third is corporate debt that is primarily denominated in U.S. dollars. Each of these areas of EMD offers

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Emerging Markets Income Fund     5

its own form of risk and reward potential. By combining them, we seek to build a portfolio that provides investors with access to all major areas of EMD opportunity.

What regional differences were apparent during the period, and how did you seek to position the fund accordingly?

In emerging Asian economies, we found debt markets to be priced fairly, which means they represented relatively little upside potential. Consequently, we de-emphasized exposures to this region, which modestly helped the fund. In Eastern Europe, the Middle East, and Africa, we believed geopolitical tensions were likely to remain high, so we were selective in our approach to debt markets in this broad region, which also helped performance.

Notably, despite soaring volatility in Russian and Ukrainian asset markets, these areas performed better as the period wore on, with Ukrainian debt becoming a top performer relative to other EMD in May as tensions between Ukraine and Russia — and the spillover anxiety these tensions had caused for a variety of other markets — eased somewhat on a global stage.

We found the best relative risk-reward potential was in Latin American debt markets. Importantly, Latin American credit fundamentals did not deteriorate through the period and thus continued to support government bonds in this region. Credit spreads were not nearly as wide in Latin America as in some of the riskier emerging markets, such as Ukraine; nor were they as tight as in

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities and interest accruals, if any. Holdings and allocations may vary over time.

6     Emerging Markets Income Fund

“We expect the global economy will
tilt toward positive growth and that
developed-market interest rates will
rise in the months ahead.”

Kevin Murphy

some Asian markets, which contributed to the upside potential we perceived in Latin American government and corporate debt.

How did developments with Argentina — which shortly after period-end appeared to be on the verge of a technical default on its government bonds — affect the fund’s performance?

The fund’s exposure to Argentina’s debt was a large positive contributor to performance for the period overall. Having said that, Argentine debt had a difficult month in May as the approach of a key date in the multi-year legal battle between Argentina and holdout creditors — investors who refused to accept a restructured, and less valuable, form of the country’s debt in the wake of the country’s prior default — made some investors nervous. By the end of May, Argentina reached a deal with a group of other creditors known as the “Paris Club,” which allowed the country to refinance nearly $10 billion in debt and gave the market a boost.

However, at the time of this interview, in mid-June 2014, the U.S. Supreme Court announced it will not hear Argentina’s appeal in the long-running battle with the holdout creditors, which sends the case back to the New

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	SECTOR/INDUSTRY
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (3.9%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey) (3.4%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico) (3.2%)	Corporate bonds and notes	Communication services/ Telecommunications
Hellenic (Republic of) unsec. bonds 4 3/4s, 2019 (Greece) (2.4%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea) (2.3%)	Corporate bonds and notes	Utilities and power/Natural gas utilities
Brazil (Federal Republic of) sr. unsec. unsub. bonds 7 1/8s, 2037 (Brazil) (2.3%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico) (2.1%)	Corporate bonds and notes	Basic materials/Construction
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico) (2.1%)	Corporate bonds and notes	Energy/Oil and gas
KazMunayGas National Co., JSC 144A sr. unsec. bonds 6 3/8s, 2021 (Kazakhstan) (2.0%)	Corporate bonds and notes	Energy/Oil and gas
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia) (2.0%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund     7

York courts. Regardless of the way Argentina approaches this new chapter in its efforts to satisfy both restructured and unrestructured bondholders, headlines for Argentina will likely add to volatility in its debt markets. Nevertheless, we think the country represents a positive long-term value to investors and that the yields are attractive given the country’s fundamentals. Problems with creditors pose a major political hurdle, but we believe the country’s significant agricultural assets and recent discoveries of natural resources put Argentina in a better position economically to weather a difficult cycle for its debt.

What were your thoughts on growth in other Latin American countries?

Even though growth slowed in a variety of Latin American countries — including Brazil, the region’s primary growth engine — other countries experienced positive growth or were poised to grow, in our view. Peru, for example, continued to post healthy growth data, and Colombia appeared to us to be doing well. Furthermore, Mexico announced a number of political and energy reforms that we believed were likely to spur growth.

Venezuela is one country that we believed had a more troubled economic outlook. Although it has a robust oil trade and some cash reserves, Venezuela appeared to have a deteriorating economy, and it continues to spend its assets at a fast pace. One positive development, however, has been the country’s program to make U.S. dollars more accessible locally. This would allow investors to sell bonds in local currency and then resell

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality will vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8     Emerging Markets Income Fund

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

these bonds offshore for hard currency. With a supply of cheaply priced bonds, Venezuela could potentially generate robust demand.

During the period, we continued to own U.S.-dollar-denominated Venezuelan government debt that will mature in the next couple of years. We believe Venezuela is capable of covering these obligations, although we will continue to keep a close watch on the situation.

What are your expectations for EMD for the remainder of 2014?

Although we continue to think we are transitioning from a global environment in which central banks have had to initiate and maintain extraordinarily loose fiscal and monetary policy to a more normalized world of recovery and growth, there are some notable divergences among developed markets. Among major central banks, the Federal Reserve continues to follow its path of economic stimulus tapering while the European Central Bank, worried about the specter of deflation, has adopted new policy-easing measures. In China, we think growth is stabilizing, while in Japan, it seems likely to us that the economy could be weak in the second half of 2014.

Against this differentiated growth and policy backdrop, we expect the global economy will tilt toward positive growth and that developed-market interest rates will rise in the months ahead. While such growth may be positive for emerging-market economies that rely on commodity export strength, rising U.S. interest rates could pose a challenge to EMD even as more accommodative policy in the eurozone could push European investors to reach for higher yields in EMD.

In general, we continue to be surprised by the strength of the market, and we think that much of it was overvalued by period-end. Having said that, we also believe there are attractive opportunities in select countries,

Emerging Markets Income Fund     9

and we will continue to be vigilant in our combination of credit, currency, and macroeconomic research in pursuit of the best opportunities for our investors.

Thank you, Kevin, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Kevin, your fund’s portfolio managers are Paul D. Scanlon, CFA, and Michael J. Atkin.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

10     Emerging Markets Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	–0.04%	–4.04%	–0.92%	–4.73%	–0.93%	–0.93%	–0.32%	–3.56%	0.26%
Annual average	–0.03	–3.43	–0.78	–4.02	–0.79	–0.79	–0.27	–3.02	0.22
1 year	3.07	–1.06	2.32	–2.60	2.33	1.34	2.81	–0.53	3.34
6 months	7.12	2.83	6.75	1.75	6.73	5.73	6.99	3.51	7.26

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Income Fund     11

Comparative index returns For periods ended 5/31/14

	Putnam Emerging Markets Income Blended Index (Equal Weighted)†	Lipper Emerging Markets Hard Currency Debt Funds category average*
Life of fund	1.51%	1.31%
Annual average	1.28	1.10
1 year	3.07	2.83
6 months	6.64	6.95

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/14, there were 208, 178, and 160 funds, respectively, in this Lipper category.

†The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income	$0.216		$0.184	$0.183	$0.205		$0.228
Capital gains	—		—	—	—		—
Total	$0.216		$0.184	$0.183	$0.205		$0.228
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$9.10	$9.48	$9.09	$9.10	$9.10	$9.41	$9.10
5/31/14	9.52	9.92	9.51	9.52	9.52	9.84	9.52
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 1	4.54%	4.35%	3.79%	4.03%	4.29%	4.15%	4.79%
Current 30-day SEC yield (with expense limitation) 2,3	N/A	4.91	4.29	4.32	N/A	4.65	5.37
Current 30-day SEC yield (without expense limitation) 3	N/A	3.39	2.71	2.77	N/A	3.12	3.80

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     Emerging Markets Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	1.50%	–2.56%	0.55%	–3.30%	0.52%	0.52%	1.19%	–2.10%	1.83%
Annual average	1.19	–2.04	0.43	–2.63	0.41	0.41	0.94	–1.67	1.45
1 year	10.96	6.52	10.18	5.18	10.16	9.16	10.68	7.08	11.25
6 months	8.93	4.57	8.45	3.45	8.53	7.53	8.79	5.25	9.07

 See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/13*†	1.25%	2.00%	2.00%	1.50%	1.00%
Total annual operating expenses for the fiscal year ended 11/30/13†	2.52%	3.27%	3.27%	2.77%	2.27%
Annualized expense ratio for the six-month period ended 5/31/14	1.25%	2.00%	2.00%	1.50%	1.00%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses have been annualized.

Emerging Markets Income Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.45	$10.31	$10.31	$7.74	$5.17
Ending value (after expenses)	$1,071.20	$1,067.50	$1,067.30	$1,069.90	$1,072.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.29	$10.05	$10.05	$7.54	$5.04
Ending value (after expenses)	$1,018.70	$1,014.96	$1,014.96	$1,017.45	$1,019.95

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Emerging Markets Income Fund     15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Emerging Markets Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund     17

The fund’s portfolio 5/31/14 (Unaudited)

CORPORATE BONDS AND NOTES (51.7%)*		Principal amount	Value
Banking (11.1%)
Banco de Credito del Peru 144A sr. unsec. sub. FRN notes 6 1/8s, 2027 (Peru)		$200,000	$214,000
Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN notes 6 7/8s, 2026 (Peru)		50,000	55,504
Banco do Brasil SA 144A jr. sub. FRB bonds 9 1/4s, perpetual maturity (Brazil)		200,000	212,312
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		200,000	203,206
Caixa Economica Federal 144A sr. unsec. unsub. notes 4 1/4s, 2019 (Brazil)		150,000	149,813
State Bank of India/London 144A sr. unsec. unsub. notes 4 1/8s, 2017 (India)		200,000	209,354
VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s, perpetual maturity (Russia)		200,000	202,500
			1,246,689
Basic materials (5.3%)
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)		200,000	235,000
Fibria Overseas Finance, Ltd. company guaranty sr. unsec. notes 5 1/4s, 2024 (Brazil)		150,000	151,155
Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s, 2022 (Mexico)		200,000	207,000
			593,155
Capital goods (1.1%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes 5.696s, 2023 (Brazil)		111,000	119,325
			119,325
Coal (1.5%)
Indo Energy Finance II BV 144A company guaranty sr. notes 6 3/8s, 2023 (Indonesia)		200,000	163,500
			163,500
Communication services (5.3%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico)	MXN	4,700,000	355,930
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$200,000	215,500
Nil International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		30,000	25,200
			596,630
Consumer cyclicals (2.9%)
First Cash Financial Services, Inc. 144A sr. unsec. notes 6 3/4s, 2021 (Mexico)		80,000	84,700
Grupo Televisa, S.A.B sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	2,000,000	129,478
Hutchison Whampoa International 12, Ltd. 144A company guaranty unsec. sub. FRB bonds 6s, perpetual maturity (Cayman Islands)		$100,000	107,625
			321,803
Consumer staples (2.9%)
JBS Investments GmbH 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Austria)		200,000	214,750
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		100,000	107,875
			322,625

18     Emerging Markets Income Fund

CORPORATE BONDS AND NOTES (51.7%)* cont.		Principal amount	Value
Financial (1.9%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020 (Brazil)	BRL	470,000	$214,909
			214,909
Oil and gas (13.7%)
Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		$50,000	60,892
KazMunayGas National Co., JSC 144A sr. unsec. bonds 6 3/8s, 2021 (Kazakhstan)		200,000	224,760
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)		200,000	191,733
Nexen Energy ULC sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	118,021
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)		200,000	200,260
Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		200,000	207,650
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)		50,000	28,875
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)		165,000	151,800
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)		200,000	229,879
Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 9 3/4s, 2019 (Trinidad)		100,000	126,125
			1,539,995
Real estate (1.7%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	186,500
			186,500
Transportation (1.0%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017 (Cayman Islands)		100,000	111,380
			111,380
Utilities and power (3.3%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)		100,000	110,125
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)		200,000	260,239
			370,364
Total corporate bonds and notes (cost $6,009,438)			$5,786,875

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (42.2%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina)		$280,408	$216,483
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina)		560,815	437,436
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)		200,000	212,268
Brazil (Federal Republic of) sr. unsec. unsub. bonds 7 1/8s, 2037 (Brazil)		200,000	254,492
Columbia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	142,345
Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021 (South Africa)		$200,000	211,540

Emerging Markets Income Fund     19

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (42.2%)* cont.		Principal amount	Value
Financing of Infrastructural Projects State Enterprise 144A sr. unsec. bonds 9s, 2017 (Ukraine)		$200,000	$181,000
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		29,000	30,383
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		130,870	125,962
Hellenic (Republic of) unsec. bonds 4 3/4s, 2019 (Greece)	EUR	198,000	269,407
Hungary (Government of) sr. unsub. notes 6 1/4s, 2020 (Hungary)		$100,000	112,450
Malaysia (Federation of) sr. unsec. notes 3.492s, 2020 (Malaysia)	MYR	675,000	205,221
Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	115,106
Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	129,893
Petroleos Mexicanos 144A GDN company guaranty sr. unsec. unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	91,486
Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034 (Philippines)		$150,000	194,735
Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	181,979
Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	138,472
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		$154,125	178,785
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		45,057	45,369
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia)		200,000	224,032
South Africa (Republic of) unsec. bonds Ser. 2023, 7 3/4s, 2023 (South Africa)		2,000,000	183,935
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	385,948
Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	215,910
Ukraine (Government of) 144A sr. unsec. unsub. bonds 6.58s, 2016 (Ukraine)		100,000	94,000
Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s, 2022 (Venezuela)		150,000	148,584
Total foreign government and agency bonds and notes (cost $4,924,130)			$4,727,221

SHORT-TERM INVESTMENTS (5.7%)*	Shares	Value
Putnam Short Term Investment Fund 0.06% L	635,722	$635,722
Total short-term investments (cost $635,722)		$635,722

TOTAL INVESTMENTS
Total investments (cost $11,569,290)	$11,149,818

Key to holding’s currency abbreviations
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar

20     Emerging Markets Income Fund

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $11,202,522.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $13,407 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	13.7%
Mexico	12.0
Russia	6.4
Argentina	5.9
United States	5.7
Turkey	5.4
Peru	4.6
South Africa	3.5
Indonesia	3.3
Venezuela	3.0
Ukraine	2.5
Greece	2.4
South Korea	2.3
Kazakhstan	2.0
Slovenia	2.0
Cayman Islands	2.0
Jamaica	1.9
Austria	1.9
Bahamas	1.9
India	1.9
Malaysia	1.8
Colombia	1.8
Costa Rica	1.8
Philippines	1.7
China	1.7
Poland	1.6
Ghana	1.4
Trinidad	1.1
Canada	1.1
Hungary	1.0
Serbia	0.4
Luxembourg	0.3
Total	100.0%

⌂Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Emerging Markets Income Fund     21

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $4,144,396) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Chilean Peso	Buy	7/17/14	$495	$491	$4
	Chilean Peso	Sell	7/17/14	495	497	2
	Colombian Peso	Buy	7/17/14	81,343	78,414	2,929
	Colombian Peso	Sell	7/17/14	81,086	79,337	(1,749)
	Peruvian New Sol	Sell	7/17/14	73,141	71,600	(1,541)
Barclays Bank PLC
	Euro	Sell	6/18/14	682	684	2
	Polish Zloty	Buy	6/18/14	152,394	150,897	1,497
	South African Rand	Sell	7/17/14	46,050	44,521	(1,529)
	South Korean Won	Buy	8/20/14	179,107	177,862	1,245
	Turkish Lira	Sell	6/18/14	83,832	76,812	(7,020)
Citibank, N.A.
	Brazilian Real	Buy	7/2/14	187,399	183,218	4,181
	Chilean Peso	Sell	7/17/14	43,615	43,260	(355)
	Mexican Peso	Buy	7/17/14	65,349	64,210	1,139
	Thai Baht	Buy	8/20/14	176,272	178,904	(2,632)
Credit Suisse International
	Indian Rupee	Buy	8/20/14	45,603	44,819	784
	Japanese Yen	Sell	8/20/14	52,852	52,350	(502)
	Mexican Peso	Buy	7/17/14	1,643	1,646	(3)
	Mexican Peso	Sell	7/17/14	1,643	1,608	(35)
	Philippine Peso	Buy	8/20/14	15,960	15,726	234
	Singapore Dollar	Buy	8/20/14	4,465	4,461	4
	South African Rand	Buy	7/17/14	105,809	104,416	1,393
	South Korean Won	Buy	8/20/14	47,982	47,647	335
Deutsche Bank AG
	Czech Koruna	Sell	6/18/14	50,489	50,457	(32)
	Polish Zloty	Buy	6/18/14	50,447	50,408	39
	Romanian Leu	Buy	6/18/14	58,866	58,120	746
HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	46,484	45,954	(530)
	Indonesian Rupiah	Buy	8/20/14	317,292	321,080	(3,788)
	Nigerian Naira	Buy	7/17/14	60,079	58,656	1,423
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/14	33,680	34,437	(757)
	Brazilian Real	Buy	7/2/14	78,803	78,674	129
	Euro	Sell	6/18/14	267,578	272,578	5,000
	Hungarian Forint	Buy	6/18/14	149,834	146,562	3,272
	Indian Rupee	Buy	8/20/14	47,154	46,200	954
	Malaysian Ringgit	Buy	8/20/14	134,033	132,269	1,764
	Mexican Peso	Buy	7/17/14	13,944	13,966	(22)
	Mexican Peso	Sell	7/17/14	13,944	13,639	(305)

22     Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $4,144,396) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	New Taiwan Dollar	Sell	8/20/14	$95,542	$95,257	$(285)
	Russian Ruble	Buy	6/18/14	169,062	160,537	8,525
	Singapore Dollar	Buy	8/20/14	96,789	96,698	91
	Thai Baht	Buy	8/20/14	34,821	35,289	(468)
State Street Bank and Trust Co.
	Brazilian Real	Buy	7/2/14	240,525	242,071	(1,546)
	Chilean Peso	Buy	7/17/14	79,918	80,172	(254)
	Chilean Peso	Sell	7/17/14	81,945	79,128	(2,817)
	Colombian Peso	Sell	7/17/14	46,150	44,439	(1,711)
	Euro	Sell	6/18/14	82,741	82,848	107
	New Taiwan Dollar	Sell	8/20/14	46,143	46,099	(44)
	Singapore Dollar	Sell	8/20/14	285,504	285,252	(252)
WestPac Banking Corp.
	Australian Dollar	Sell	7/17/14	150,960	150,226	(734)
Total						$6,888

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$5,786,875	$—
Foreign government and agency bonds and notes	—	4,727,221	—
Short-term investments	635,722	—	—
Totals by level	$635,722	$10,514,096	$—
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$6,888	$—
Totals by level	$—	$6,888	$—

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     23

	Statement of assets and liabilities 5/31/14 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $10,933,568)	$10,514,096
	Affiliated issuers (identified cost $635,722) (Notes 1 and 6)	635,722
	Interest and other receivables	186,919
	Receivable for shares of the fund sold	1,055
	Receivable from Manager (Note 2)	22,201
	Unrealized appreciation on forward currency contracts (Note 1)	35,799
	Prepaid assets	38,848
	Total assets	11,434,640
	LIABILITIES
	Payable to custodian	28,532
	Payable for custodian fees (Note 2)	4,753
	Payable for investor servicing fees (Note 2)	2,371
	Payable for Trustee compensation and expenses (Note 2)	140
	Payable for administrative services (Note 2)	31
	Payable for distribution fees (Note 2)	4,399
	Payable for auditing and tax fees	42,539
	Payable for offering costs (Note 1)	109,652
	Unrealized depreciation on forward currency contracts (Note 1)	28,911
	Other accrued expenses	10,790
	Total liabilities	232,118
	Net assets	$11,202,522

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,619,098
	Undistributed net investment income (Note 1)	45,153
	Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(49,640)
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(412,089)
	Total — Representing net assets applicable to capital shares outstanding	$11,202,522
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($10,199,779 divided by 1,071,270 shares)	$9.52
	Offering price per class A share (100/96.00 of $9.52)*	$9.92
	Net asset value and offering price per class B share ($54,124 divided by 5,689 shares)**	$9.51
	Net asset value and offering price per class C share ($262,323 divided by 27,546 shares)**	$9.52
	Net asset value and redemption price per class M share ($29,727 divided by 3,122 shares)	$9.52
	Offering price per class M share (100/96.75 of $9.52)†	$9.84
	Net asset value, offering price and redemption price per class Y share ($656,569 divided by 68,961 shares)	$9.52
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24     Emerging Markets Income Fund

Statement of operations Six months ended 5/31/14 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign tax of $2) (including interest income of $112 from investments in affiliated issuers) (Note 6)	$317,049
Total investment income	317,049
EXPENSES
Compensation of Manager (Note 2)	37,683
Investor servicing fees (Note 2)	7,140
Custodian fees (Note 2)	6,729
Trustee compensation and expenses (Note 2)	321
Distribution fees (Note 2)	13,094
Administrative services (Note 2)	138
Amortization of offering costs (Note 1)	34,848
Reports to shareholders	11,373
Auditing and tax fees	32,537
Blue sky expense	20,998
Other	3,515
Fees waived and reimbursed by Manager (Note 2)	(103,106)
Total expenses	65,270
Expense reduction (Note 2)	(5)
Net expenses	65,265
Net investment income	251,784

Net realized gain on investments (Notes 1 and 3)	25,975
Net realized loss on foreign currency transactions (Note 1)	(61,201)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	71,110
Net unrealized appreciation of investments during the period	446,582
Net gain on investments	482,466
Net increase in net assets resulting from operations	$734,250

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     25

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/14*	For the period 3/27/13 (commencement of operations) to 11/30/13
	Operations:
	Net investment income	$251,784	$303,315
	Net realized loss on investments and foreign currency transactions	(35,226)	(91,963)
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	517,692	(929,781)
	Net increase (decrease) in net assets resulting from operations	734,250	(718,429)
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(227,949)	(174,435)
	Class B	(698)	(287)
	Class C	(3,478)	(2,047)
	Class M	(672)	(344)
	Class Y	(14,608)	(7,879)
	From return of capital
	Class A	—	(66,086)
	Class B	—	(109)
	Class C	—	(775)
	Class M	—	(131)
	Class Y	—	(2,985)
	Increase from capital share transactions (Note 4)	291,194	1,397,990
	Total increase in net assets	778,039	424,483
	NET ASSETS
	Beginning of period (Note 5)	10,424,483	10,000,000
	End of period (including undistributed net investment income of $45,153 and $40,774, respectively)	$11,202,522	$10,424,483
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

26     Emerging Markets Income Fund

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Emerging Markets Income Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2014**	$9.10	.22	.42	.64	(.22)	—	(.22)	$9.52	7.12*	$10,200	.62*	2.41*	13*
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	(.06)	(.23)	9.10	(6.68) *	9,521	.85*	2.98*	5*
Class B
May 31, 2014**	$9.09	.19	.41	.60	(.18)	—	(.18)	$9.51	6.75*	$54	1.00*	2.03*	13*
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	(.05)	(.19)	9.09	(7.19) *	19	1.36*	2.57*	5*
Class C
May 31, 2014**	$9.10	.19	.41	.60	(.18)	—	(.18)	$9.52	6.73*	$262	1.00*	2.03*	13*
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	(.05)	(.18)	9.10	(7.18) *	157	1.36*	2.56*	5*
Class M
May 31, 2014**	$9.10	.21	.42	.63	(.21)	—	(.21)	$9.52	6.99*	$30	.75*	2.29*	13*
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	(.06)	(.22)	9.10	(6.83) *	20	1.02*	2.87*	5*
Class Y
May 31, 2014**	$9.10	.23	.42	.65	(.23)	—	(.23)	$9.52	7.26*	$657	.50*	2.54*	13*
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	(.07)	(.25)	9.10	(6.52) *	707	.68*	3.35*	5*

* Not annualized.

** Unaudited.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2014	0.99%
November 30, 2013	1.51

The accompanying notes are an integral part of these financial statements.

28	Emerging Markets Income Fund	Emerging Markets Income Fund	29

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will

30     Emerging Markets Income Fund

generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

Emerging Markets Income Fund     31

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $16,306 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term

32     Emerging Markets Income Fund

or long-term capital losses. At November 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$5,473	$—	$5,473

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $8,941 recognized during the period between November 1, 2013 and November 30, 2013 to its fiscal year ending November 30, 2014.

The aggregate identified cost on a tax basis is $11,569,290, resulting in gross unrealized appreciation and depreciation of $279,194 and $698,666, respectively, or net unrealized depreciation of $419,472.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $109,652 have been fully amortized on a straight-line basis over a twelve-month period as of March 28, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract as described above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,101 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Emerging Markets Income Fund     33

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $100,005 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,571
Class B	23
Class C	117
Class M	20
Class Y	409
Total	$7,140

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,003
Class B	166
Class C	852
Class M	73
Total	$13,094

34     Emerging Markets Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56 and $38 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,826,608 and $1,333,192, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	29,643	$274,160	41,540	$392,476
Shares issued in connection with reinvestment of distributions	986	9,026	18,077	167,544
	30,629	283,186	59,617	560,020
Shares repurchased	(5,821)	(53,081)	(9,155)	(84,706)
Net increase	24,808	$230,105	50,462	$475,314

	Six months ended 5/31/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	3,517	$32,017	1,110	$11,108
Shares issued in connection with reinvestment of distributions	69	637	36	335
	3,586	32,654	1,146	11,443
Shares repurchased	(22)	(199)	(21)	(190)
Net increase	3,564	$32,455	1,125	$11,253

	Six months ended 5/31/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	11,425	$107,254	32,383	$322,201
Shares issued in connection with reinvestment of distributions	373	3,417	295	2,758
	11,798	110,671	32,678	324,959
Shares repurchased	(1,493)	(13,428)	(16,437)	(154,752)
Net increase	10,305	$97,243	16,241	$170,207

Emerging Markets Income Fund     35

	Six months ended 5/31/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	1,416	$12,862	1,203	$11,858
Shares issued in connection with reinvestment of distributions	66	602	44	406
	1,482	13,464	1,247	12,264
Shares repurchased	(607)	(5,510)	—	—
Net increase	875	$7,954	1,247	$12,264

	Six months ended 5/31/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	15,928	$146,395	76,638	$728,784
Shares issued in connection with reinvestment of distributions	1,597	14,586	1,163	10,768
	17,525	160,981	77,801	739,552
Shares repurchased	(26,213)	(237,544)	(1,152)	(10,600)
Net increase (decrease)	(8,688)	$(76,563)	76,649	$728,952

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,013,527	94.6%	$9,648,777
Class B	1,028	18.1	9,776
Class C	1,027	3.7	9,777
Class M	1,032	33.1	9,825

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 18, 2013 and commenced operations on March 27, 2013. Prior to March 27, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$9,960,000	996,000
Class B	10,000	1,000
Class C	10,000	1,000
Class M	10,000	1,000
Class Y	10,000	1,000

36     Emerging Markets Income Fund

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$849,938	$686,391	$900,607	$112	$635,722

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$8,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$35,799	Payables	$28,911
Total		$35,799		$28,911

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(58,785)	$(58,785)
Total	$(58,785)	$(58,785)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$69,931	$69,931
Total	$69,931	$69,931

Emerging Markets Income Fund     37

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$2,935	$2,744	$5,320	$2,750	$785	$1,423	$19,735	$107	$—	$35,799
Total Assets	$2,935	$2,744	$5,320	$2,750	$785	$1,423	$19,735	$107	$—	$35,799
Liabilities:
Forward currency contracts#	3,290	8,549	2,987	540	32	4,318	1,837	6,624	734	28,911
Total Liabilities	$3,290	$8,549	$2,987	$540	$32	$4,318	$1,837	$6,624	$734	$28,911
Total Financial and Derivative Net Assets	$(355)	$(5,805)	$2,333	$2,210	$753	$(2,895)	$17,898	$(6,517)	$(734)	$6,888
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(355)	$(5,805)	$2,333	$2,210	$753	$(2,895)	$17,898	$(6,517)	$(734)	$6,888

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38     Emerging Markets Income Fund

Emerging Markets Income Fund     39

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
1,121,949	—	2,953	15,079
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192
All tabulations are rounded to the nearest whole number.

40     Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA120
288483 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014